UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 14, 2005

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 19, 2005, Genworth Financial, Inc. (the “Registrant”) completed a public offering of $350,000,000 aggregate principal amount of the Registrant’s 4.950% Senior Notes due 2015 (the “Notes”). The Notes are governed by an Indenture, dated as of June 15, 2004 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of June 15, 2004 (“Supplemental Indenture No. 1”), and Supplemental Indenture No. 2, dated as of September 19, 2005 (“Supplemental Indenture No. 2”), each between the Registrant and JPMorgan Chase Bank, N.A., as trustee (as so supplemented, the “Indenture”).

The Notes were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of September 14, 2005, among the Registrant and Goldman, Sachs & Co. and Lehman Brothers Inc., as underwriters (the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Registrant agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Registrant sold the Notes to the Underwriters at an issue price of 99.399% of the principal amount thereof, and the Underwriters offered the Notes to the public at a price of 99.849% of the principal amount thereof.

The net proceeds of the offering to the Registrant were $347,896,500. The Registrant intends to apply the net proceeds to reduce its outstanding commercial paper borrowings. The Notes are unsecured and unsubordinated obligations of the Registrant and rank equally with all of the Registrant’s existing and future unsecured and unsubordinated obligations. Interest on the Notes is payable semiannually in arrears in April and October of each year.

The Notes were offered and sold by the Registrant pursuant to its registration statement on Form S-3 (File No. 333-125419).

The foregoing description of the Indenture and the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture No. 1, which are filed as Exhibits 4.7 and 4.8, respectively, to the Registrant’s current report on Form 8-K, filed on June 7, 2004, and to the full text of Supplemental Indenture No. 2 and the Underwriting Agreement, which are filed as exhibits hereto, each of which is incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description
1.1	Underwriting Agreement, dated September 14, 2005, between Genworth Financial Inc. and Goldman, Sachs & Co. and Lehman Brothers Inc., as the several underwriters.

4.1	Supplemental Indenture No. 2, dated as of September 19, 2005, between Genworth Financial, Inc. and JPMorgan Chase Bank, N.A., as Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

GENWORTH FINANCIAL, INC.

By:	/s/ Leon E. Roday
Leon E. Roday
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Number	Description
1.1	Underwriting Agreement, dated September 14, 2005, between Genworth Financial Inc. and Goldman, Sachs & Co. and Lehman Brothers Inc., as the several underwriters.

4.1	Supplemental Indenture No. 2, dated as of September 19, 2005, between Genworth Financial, Inc. and JPMorgan Chase Bank, N.A., as Trustee.

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